UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2006

Date of report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers.

On November 16, 2006, the compensation committee of the board of directors of Integrated Device Technology, Inc. (the “Company”), approved the payment of mid-year bonuses, the specifics of which are described below, pursuant to the Company’s Incentive Compensation Plan (“Incentive Compensation Plan”). The Incentive Compensation Plan is a broad-based plan in which the Company’s executive officers (including the Chief Executive Officer) are eligible to participate. The Incentive Compensation Plan provides for certain cash incentive compensation for the Company’s eligible employees for the achievement of certain individual, unit and Company-wide performance goals. The Incentive Compensation Plan was established to align employee goals and efforts with the Company’s goals and direction. The Incentive Compensation Plan is intended to encourage outstanding performance, share the benefits of successful Company performance with eligible employees, enhance teamwork and support a consistent process for establishing, measuring and rewarding performance.

For fiscal year 2007, the board of directors approved specific threshold, target and maximum performance values for Company-wide performance based on the Company’s non-GAAP earnings per share (“EPS”). The payout scale under the Incentive Compensation Plan will have specific achievement levels assigned to each EPS value, with the level of the Company’s achievement of the target EPS value resulting in an achievement factor expressed as a percentage. For fiscal year 2007, if the Company does not meet the minimum EPS value, a 0% EPS achievement factor is applied; if the Company meets the minimum EPS value, a threshold 50% EPS achievement factor is applied; and if the Company meets the target EPS value, the target 110% EPS achievement factor is applied. The maximum EPS achievement factor for fiscal year 2007 is 200%.

Pursuant to the terms of the Incentive Compensation Plan, including, but not limited to, the threshold, target and maximum performance values established by the board of directors for fiscal year 2007, the compensation committee approved and the Company will pay a mid-year cash bonus award to the Company’s named executive officers as follows: Gregory S. Lang $228,347, Clyde R. Hosein $83,826, Jimmy J. M. Lee $86,130, Mike Hunter $78,504 and Chuen-Der Lien $77,297.

The Company intends to provide additional information regarding the compensation awarded to the named executive officers for the 2007 fiscal year in the Company’s proxy statement for the 2007 Annual Meeting of Stockholders, which is expected to be filed with the Securities and Exchange Commission in July 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2006

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ Clyde R. Hosein
Clyde R. Hosein
Vice President and Chief Financial Officer
(duly authorized officer)

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